SURNA®

Let's Grow Together™

Q1 2019 INVESTOR PRESENTATION

MAY 21, 2019


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www.surna.com

Cautionary Statements

Forward Looking Statements

This investor presentation may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect our current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this investor presentation, including the factors set forth in "Risk Factors" set forth in our Form 10-K and Form 10-Q filed with the Securities and Exchange Commission ("SEC"), and subsequent filings with the SEC. Please refer to our SEC filings for a more detailed discussion of the risks and uncertainties associated with our business, including but not limited to the risks and uncertainties associated with our business prospects and the prospects of our existing and prospective customers; the inherent uncertainty of product development; regulatory, legislative and judicial developments, especially those related to changes in, and the enforcement of, cannabis laws; increasing competitive pressures in our industry; and relationships with our customers and suppliers. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. The reference to Surna's website has been provided as a convenience, and the information contained on such website is not incorporated by reference into this investor presentation.

Non-GAAP Financial Measures

To supplement our financial results on U.S. generally accepted accounting principles ("GAAP") basis, we use the non-GAAP measures including net bookings and backlog, as well as other significant non-cash expenses such as stock-based compensation and certain debt-related expenses. We believe these non-GAAP measures are helpful in understanding our past performance and are intended to aid in evaluating our potential future results. The presentation of these non-GAAP measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for financial information prepared or presented in accordance with GAAP. We believe these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business.

For purposes of this presentation, (i) "adjusted net income (loss)" and "adjusted operating income (loss)" mean GAAP net income (loss) and operating income (loss), respectively, after adjustment for non-cash equity compensation expense, debt-related items and depreciation expense, and (ii) "net bookings" means new sales contracts executed during the quarter for which we received an initial deposit, net of any adjustments including cancelations and change orders during the quarter.

Statement about Cannabis Markets

The use, possession, cultivation, and distribution of cannabis is prohibited by U.S. federal law. This includes medical and recreational cannabis. Although certain states have legalized medical and recreational cannabis, companies and individuals involved in the sector are still at risk of being prosecuted by federal authorities. Further, the landscape in the cannabis industry changes rapidly. This means that at any time the city, county, or state where cannabis is permitted can change the current laws and/or the federal government can supersede those laws and take prosecutorial action. Given the uncertain legal nature of the cannabis industry, it is imperative that investors understand that investments in the cannabis industry should be considered very high risk. A change in the current laws or enforcement policy can negatively affect the status and operation of our business, require additional fees, stricter operational guidelines and unanticipated shut-downs.

SURNA®

Operating Results

	For the Three Months Ended March 31,	
	2019	2018
Revenue, net	$ 1,771,230	$ 2,054,728
Cost of revenue	1,281,157	1,672,714
Gross profit	490,073	382,014
Operating expenses:		
Advertising and marketing expenses	124,626	211,016
Product development costs	116,933	75,172
Selling, general and administrative expenses	1,170,586	2,000,916
Total operating expenses	1,412,145	2,287,104
Operating loss	(922,072)	(1,905,090)
Other income (expense)	21,877	21,546
Loss before provision for income taxes	(900,195)	(1,883,544)
Income taxes	-	-
Net loss	(900,195)	(1,883,544)
Loss per common share	$ (0.004)	$ (0.009)
Weighted average number of common shares outstanding	226,860,462	210,142,557
Non-GAAP Measures:		
Net loss	$ (900,195)	$ (1,883,544)
Non-cash equity compensation expense	340,732	657,955
Depreciation expense	47,107	25,134
Debt-related (income) expense	-	(21,403)
Adjusted net loss	$ (512,356)	$ (1,221,858)

Key Financial Metrics

REVENUE


$3.5 million
3.0
2.5
2.0
1.5
1.0
0.5
0
$1.6
$1.7
$1.6
$2.3
$2.1
$2.0
$3.3
$2.2
$1.8
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

GROSS MARGIN


35%
30
25
20
15
10
5
0
26.9%
23.7%
25.0%
29.3%
18.6%
26.1%
33.0%
20.4%
27.7%
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

OPERATING LOSS


$0.0 million
-0.5
-1.0
-1.5
-2.0
-$0.4
-$0.6
-$0.6
-$1.2
-$0.6
-$1.2
-$0.4
-$1.2
-$1.2
-$1.9
-$0.6
-$1.4
-$0.1
-$0.6
-$0.8
-$0.9
-$0.5
-$0.9
Adjusted Operating Loss
Operating Loss
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

CASH


$3.0 million
2.5
2.0
1.5
1.0
0.5
0
$2.0
$1.4
$1.3
$2.5
$0.9
$1.6
$1.4
$0.3
$0.5
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

Bookings, Backlog and Revenue Conversion



$12 million
10
8
6
4
2
0
60%
Revenue
Conversion
50
40
30
20
10
0
Revenue conversion % =
quarterly revenue / prior quarter-end backlog
Backlog
Net Bookings
$2.7
$3.8
46%
$1.9
$3.9
40%
$1.9
$4.3
54%
$2.5
$4.5
46%
$4.6
$7.0
29%
$3.9
$8.9
37%
$3.3
$8.9
25%
$1.8
$8.5
21%
$4.8
$11.5
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019

SURNA®

Facility Lifecycle Matrix

Expanded Product / Service Offering + **Meeting Wider Range of Cultivators' Environmental Control Needs** + **Over the Facility's Full Lifecycle** = **Greater and More Consistent and Predictable Revenue**






	Design	→	Construction	→	Startup	→	Operation
	up to start of construction		6-12 months		0-2 years post-construction		2-20 years post-commissioning
current offerings	✓ Design options ✓ Budgeting ✓ Project timelines ✓ Engineering – MEP ✓ Engineering – HVAC controls		✓ Products – modular chilled water/other HVAC ✓ Supervision of install and construction ✓ Hardware – controls system ✓ Controls integration – HVAC		✓ Commissioning ✓ Operator training ✓ Warranty service ✓ Facility controls systems		✓ Equipment retrofitting ✓ Facility assessment and redesign services (retrofit) ✓ Facility controls systems
Q2 2019	• Rebate incentive consulting						
Q3 2019							
Q4 2019					• Remote facility monitoring (cloud-based/SaaS)		• Remote facility monitoring (cloud-based/SaaS)
Q1 2020	• Vendor management • Floorplan layout • Engineering – irrigation		• Enhanced project management • Products – split systems and RTUs		• Facility management		• Performance/energy audit • Energy efficiency improvements
not to be offered	✗ Permitting ✗ Licensing ✗ Zoning ✗ Fund raising		✗ General contractor services ✗ Inspection		✗ Maintenance/service contracts		

Year-to-Date Report: Milestones Achieved

Financial

	Contract Value (in millions)	Estimated 2019 Revenue Recognition
Q1 2019 Bookings Highlights:		
Retrofit project for multi-facility operator	$1.3	Q2 – Q3
New build facility project – 90,000 square feet (SF)	$2.2	Q3 – Q4
Q2 2019 Bookings Highlights (April – May 2019):		
Expansion project for multi-facility operator:		
Phase 1 – 40,000 SF	$2.5	Q2 – Q3
Phase 2 – 40,000 SF	$2.5	Q3
Total	**$8.5**	

Increasing avg. project size

2017:	$332,000
2018:	$408,000
Q1 2019:	$904,000

- Represents 89% of 2018 revenue (if fully realized in 2019)
- 74% of bookings from retrofit or expansion projects

Products

SentryIQ™ Sensors, Controls and Automation Platform

- Launched in April 2019; negotiating/discussing contracts with a number of prospective customers
- Now offer turnkey, ***single-vendor*** HVAC equipment/controls integration solution for new build projects
- Also offer HVAC controls systems to existing grow facilities

Other HVAC Systems

- Recently sold our first custom ducted air handling system and our newly improved ductless fan coil units
- Allows us to offer multi-facility operators the larger capacity air handling systems that they require

Services

Engineering Services

- Recently sold comprehensive facility engineering/design services package – mechanical, electrical and plumbing (increase average transaction price)
- Now offer complete HVAC controls engineering and software package

Facility Assessment and Retrofit Consulting

- Now offer assessment, analysis and consulting services for existing facilities at startup/ operation stages
- Sold first retrofit project in Q1 2019

Corporate Profile

TRADING

Symbol	SRNA
Trading Venue	OTCQB
Stock Price (as of 3/29/19)	$0.061
52-Week Price Range	$0.05 - 0.29
Average Daily Volume (shares)	300,000
Number Record Holders (as of 3/19/19)	144
Number Beneficial Holders (as of 3/19/19)	16,927
Penny Stock	Yes

CAPITALIZATION (as of 3/31/19)

Market Capitalization	$13.6 MM
Debt	$0
Common Shares Outstanding	227,536,638
Potentially Dilutive Securities	
Investor Warrants (wt. avg. exercise price $0.24) (wt. avg. remaining term 1.5 yrs)	38,609,000
Employee Stock Options (wt. avg. exercise price $0.10)	12,535,000
Other equity awards	12,190,000
Fully Diluted Common Shares	290,870,638
Authorized Common Shares	350,000,000
Preferred Shares Outstanding (voting rights; $0.00001 stated value)	42,030,331

INDEPENDENT DIRECTORS



Timothy Keating

- 34 years on Wall Street, incl. Bear Stearns, Nomura & Kidder, Peabody
- 17 years as principal owner of Keating Investments; pre-IPO investments
- Served on the U.S. Treasury Dept. Equity Capital Formation Task Force



J. Taylor Simonton

- 2014 Colorado Outstanding Public Co. Director – Denver Biz Journal
- Engaged on 9 Boards since 2003; 8 times as Audit Committee Chair
- PwC LLP – 22 years as Assurance Partner

PROFESSIONAL ADVISORS

Outside Legal Counsel

Golenbock Eiseman Assor Bell & Peskoe LLP
New York, New York

Independent Registered Public Accounting Firm

ACM LLP
Denver, Colorado

Market Comparables

	SURNA	Grow Generation Corp.	Generation Alpha Inc.	KushCo Holdings	General Cannabis Corp	Helix TCS Inc.	American Cannabis Company Inc.
Ticker Symbol	SRNA	GRWG	GNAL	KSHB	CANN	HLIX	AMMJ
Stock Exchange	OTCQB	OTCQX	OTCQB	OTCQB	OTCQX	OTCQB	OTCQB
Stock Price (5/2/2019)	$0.05	$2.65	$0.24	$5.00	$1.60	$2.03	$0.40
x Shares Outstanding (in MM)	227.5	28.8	46.3	88.0	36.2	75.4	52.0
Market Value of Equity	**$11.4**	**$76.3**	**$10.9**	**$440.0**	**$57.9**	**$153.1**	**$20.7**
+Debt / -Cash	($0.5)	($9.1)	$1.8	$0.0	$0.0	$3.6	($1.2)
Enterprise Value ("EV")	**$10.9**	**$67.3**	**$12.7**	**$440.0**	**$57.9**	**$156.7**	**$19.5**
LTM Revenue	$9.3	$29.0	$3.4	$93.4	$4.6	$9.6	$1.0
EV/LTM Revenue	**1.2x**	**2.3x**	**3.8x**	**4.7x**	**12.6x**	**16.3x**	**19.5x**

	EV/LTM Revenue
Maximum	**19.5x**
Median	**4.7x**
Mean	**8.6x**
Minimum	**1.2x**

Dollar values in milions, expect stock price
LTM = last 12 months
Surna information: As of March 31, 2019, except stock price
Other company data: As of May 2, 2019, sources include Yahoo Finance and OTC Markets

Point B: Nasdaq Listing

SURNA®

Goal: Create widely held, actively traded, fully valued Nasdaq-listed company by Q4 2020

Organic Business

Point A (2018)

- Revenue: $9.6 MM (3-year CAGR 8%)
- Adjusted net loss: $(2.6) MM
- New build projects: Nearly 100% of revenue

Execution Plan

- Expansion/retrofit projects: Target 25% of revenue
- Facility lifecycle products/services: Recurring revenue
- Hydroponic/specialty retail store penetration

Point B (2020)

- Revenue: Target $20 MM (3-year CAGR 28%)
- Adjusted net income: Target $1 MM
- Reduce new build projects: Target <75% of total revenue

Public Company Platform

Point A (2018)

- OTCQB-traded; penny stock
- Current trading multiple: 1.2x EV/LTM revenue
- Public company costs: Approx. 10% of revenue
- Limited access to capital markets

Execution Plan

- Recapitalize company:
  - Complete M&A transaction with strategic capital raise
  - Effect reverse stock split
- Satisfy Nasdaq listing requirements:
  - Shareholders' equity: $5 MM
  - Market value of public float: $15 MM
  - Round lot holders: 300
  - Closing price: $3.00

Point B (2020)

- **Nasdaq-listing**
- **Public company costs: Target 3% of revenue**
- **Institutional/strategic investor ownership: Target 20%**
- **Average Daily Trading Volume: Target 0.5% of market cap**
- **Analyst coverage; robust IR program**
- **Target peer group trading comps: 3.5x EV/LTM revenue**

Strategic

Point A (2018)

- Previously, no strategic acquisition plan

Execution Plan

- Complete one or more strategic acquisition(s):
  - Ancillary products/services companies in cannabis sector
  - Focus on complementary, not immediate synergy or cost-savings
  - Use stock as currency
- Raise capital from strategic investors for:
  - Working capital
  - Organic or acquisitive growth

Point B (2020)

- Acquired revenue: Target $20 MM annual run rate
- Acquired adjusted net income: Target $1 MM annual run rate



CONTACT INFORMATION

Tony McDonald
Chief Executive Officer
(303) 993-5271
tony@surna.com

www.surna.com